SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST REPORTED EVENT AUGUST 10, 1999


                               NEWMARK HOMES CORP.
             (Exact name of Registrant as specified in its charter)


              NEVADA                   000-23677            76-0460831
  (State or other jurisdiction of    (Commission          (IRS Employer
   incorporation or organization)     File Number)     Identification Number)


                            1200 SOLDIERS FIELD DRIVE
                            SUGAR LAND, TEXAS  77479
              (Address of Registrant's principal executive offices)

                                  281-243-0100
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

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                     INFORMATION INCLUDED IN THIS REPORT

Item  5.  Other  Events

     The Registrant reported by press release dated August 10, 1999, that its majority owner, Pacific Realty Group, Inc.("PRG"), informed the Registrant that PRG has entered into discussions with a foreign company for a transaction involving all or a portion of the Registrant's common stock. PRG currently owns 80% of the Registrant's common stock. See the press release attached to this filing as an exhibit.

Item  7.  Financial  Statements  and  Exhibits

     Exhibits

     99.1     Press  Release  dated  August  10,  1999.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August  10,  1999


                                    NEWMARK  HOMES  CORP.


                                    By:     /s/  Michael  K.  McCraw
                                        -----------------------------
                                                 Michael  K.  McCraw, Chairman

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